SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   __________

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT:  FEBRUARY 13, 2001
                        (Date of earliest event reported)

                              INCYTE GENOMICS, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                    0-27488      94-3136539
         (State or other jurisdiction (Commission     (IRS Employer
           of incorporation)          File Number)  Identification No.)

             3160 PORTER DRIVE, PALO ALTO, CALIFORNIA 94304
            (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (650) 855-0555

Item  5.          Other  Events.
                  -------------
     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Incyte Genomics, Inc. for the quarter and year ended December 31, 2000.

Item  7.          Financial  Statements  and  Exhibits.
                  ------------------------------------
(a)     Exhibits.
99.1 Incyte Genomics, Inc. Financial Results for the Quarter and Year Ended December 31, 2000.

                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February  13,  2001.

INCYTE  GENOMICS,  INC.



By     /s/  John  M.  Vuko
       -------------------
       John M. Vuko
       Executive Vice President and
       Chief Financial Officer

                                INDEX TO EXHIBITS
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
Exhibit Number  Description
--------------
99.1 . . . . .  Incyte Genomics, Inc. Financial Results for the Quarter and
                Year Ended December 31, 2000.
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